UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

ASSOCIATED MATERIALS, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-24956	75-1872487
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Road Cuyahoga Falls, Ohio	44223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 929-1811

NONE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

On June 16, 2009, Associated Materials, LLC issued the press release attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit
No.	Description
99.1	Press Release, dated June 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS, LLC (Registrant)

By:	/s/ Cynthia L. Sobe
Cynthia L. Sobe Vice President – Chief Financial Officer, Treasurer and Secretary

Date: June 16, 2009

Exhibit Index

Exhibit
No.	Description
99.1	Press Release dated June 16, 2009.